Exhibit 10

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment (this “Amendment”) is entered into as of May 7, 2012 by and among Bemis Company, Inc., a Missouri corporation (the “Company”), the Existing Borrowing Subsidiaries (as defined in the Credit Agreement referenced below), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

A.            The Company, the Existing Borrowing Subsidiaries, the Administrative Agent and the Lenders are party to that certain Second Amended and Restated Long-Term Credit Agreement dated as of July 21, 2011 (the “Credit Agreement”).  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B.            The Borrowers, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.                     Amendment of Credit Agreement.  Upon the “Effective Date” (as defined below), the definitions of “Consolidated Net Worth” and “Loan Documents” in Article I shall be amended in their entirety to read as follows:

“Consolidated Net Worth” means, at any time, the consolidated shareholders’ equity and noncontrolling interests of the Company and its Consolidated Subsidiaries at such time; provided, however, that other than for purposes of Section 6.15, Consolidated Net Worth shall be calculated without giving effect to increases or decreases therein after March 31, 2011 which result from changes in the Company’s cumulative consolidated currency translation adjustment after March 31, 2011.

“Loan Documents” means this Agreement and after the execution and delivery thereof pursuant to the terms of this Agreement, each Promissory Note, each Letter of Credit, each Letter of Credit Application and each amendment hereof entered into in accordance with Section 8.2 hereof.

2.                     Representations and Warranties of the Company.  The Company represents and warrants to the Administrative Agent and each Lender signatory hereto that as of the date hereof:

(a)           The representations and warranties contained in Article V of the Credit Agreement (treating this Amendment as a Loan Document for purposes thereof), other than the representations and warranties in Sections 5.4 and 5.5 of the Credit Agreement, are true and correct as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date; and

(b)           No Default or Unmatured Default has occurred at the time of or immediately after giving effect to this Amendment.

3.                     Effective Date.  This Amendment shall become effective on the date (the “Effective Date”) upon which it shall have been executed and delivered by the Borrowers, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders).  In the event the Effective Date has not occurred on or before May 11, 2012, this Amendment shall not become operative and shall be of no force or effect.

4.                     Reference to and Effect Upon the Credit Agreement.

(a)           Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5.                     Miscellaneous.  The Borrower hereby affirms its obligations under Section 9.6(a) of the Credit Agreement with respect to this Amendment.  This Agreement shall be construed in accordance with the internal laws of the State of New York, excluding conflict of law principles providing for the application of the laws of another jurisdiction, but giving effect to federal laws applicable to national banks.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

BEMIS COMPANY, INC.	JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent

By:	By:

Its:	Its:

BEMIS SWANSEA LIMITED	MACTAC EUROPE S.A.

By:	By:

Its:	Its:

BEMIS COORDINATION CENTER S.A.	PERFECSEAL LIMITED

By:	By:

Its:	Its:

[Signature Page to Amendment No. 1 to Credit Agreement (Bemis Company, Inc.)]

[LENDER]

By:

Its:

[Signature Page to Amendment No. 1 to Credit Agreement (Bemis Company, Inc.)]